UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2026

RUM Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40079	80-0984597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr

Longboat Key, FL 34228
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

Rumble Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 17, 2026, Rumble Inc. (the “Company” or “Rumble”) announced that it had completed the transactions contemplated by that certain Business Combination Agreement, dated as of November 10, 2025, by and between the Company and Northern Data AG (“Northern Data”), a German stock corporation (the “Business Combination Agreement”). As further described herein, on the date immediately following the closing, as contemplated by the terms of the Business Combination Agreement, the Company completed the transactions contemplated by the Sale and Transfer and Amendment and Restatement Agreement, dated November 10, 2025, among Rumble, Northern Data and Tether Investments, S.A. de C.V. (“Tether”) (the “Sale and Transfer and Amendment and Restatement Agreement”), pursuant to which Tether sold and transferred 50% of its receivable under the Existing ND Loan (as defined below) to Rumble in exchange for a Rumble pre-funded warrant, and converted the remaining 50% into the Credit Agreement (as defined below) with a newly incorporated Irish subsidiary of Rumble (Rumble Freedom First Holding Limited). Further information about the Business Combination Agreement and related transactions is included in Rumble’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 17, 2026.

Item 1.01. Entry Into a Material Definitive Agreement

Credit Agreement

On June 18, 2026, Rumble Freedom First Holding Limited (“Irish HoldCo”), as borrower, and Tether, as lender, entered into that certain secured Credit Agreement (the “Credit Agreement”) in connection with Tether transferring 50% of its receivable under an existing floating rate loan, dated as of November 2, 2023 (as amended, supplemented or modified from time to time) (the “Existing ND Loan”), by and between Tether and Northern Data. Irish Holdco is a newly formed Irish private limited company and indirect wholly-owned subsidiary of Rumble that owns Northern Data and its subsidiaries; the borrower group under the Credit Agreement comprises Irish Holdco and its subsidiaries.

The Credit Agreement provides for a secured five-year term facility (the “Facility”) with commitments of €317,533,400.90. The Facility matures on the five-year anniversary of June 18, 2026 (the “Loan Closing Date”). The Facility bears interest at (i) a margin of 3.00% p.a. plus (ii) EURIBOR.

To the extent legally permissible and subject to the agreed security principles set forth therein, the Credit Agreement requires that (i) each share of the issued and outstanding no-par value bearer share of Northern Data (each such share, a “Northern Data Share”) acquired by Rumble, and any equity interests in any entity directly or indirectly holding shares in Northern Data from time to time, be pledged to Tether within 30 days of the Loan Closing Date; and (ii) each member in the borrower group provide customary corporate guarantees and security over their assets to Tether within 30 days following the consummation of Rumble’s voluntary public exchange offer for all issued and outstanding Northern Data Shares and subsequent squeeze-out in Northern Data.

The Credit Agreement contains a one-time right of Tether on the first anniversary of the Loan Closing Date to convert the entirety of the Facility into shares of Rumble’s Class A common stock, par value $0.0001 per share (each such share, a “Rumble Share”), at a conversion price per Rumble Share equal to the greater of the 10-day VWAP of Rumble Shares as of such date or $7.88 per share; provided that Rumble is required to deliver to Tether a pre-funded warrant to the extent that the issuance of Rumble Shares to Tether would result in Tether and its affiliates owning more than 9.9% of the outstanding voting power of the capital stock of Rumble.

The Credit Agreement also includes, among other terms and conditions, customary affirmative and negative covenants, including covenants that limit or restrict Irish HoldCo and its subsidiaries’ ability to, among other things, incur subsidiary indebtedness, grant liens, and dispose of all or substantially all assets, in each case subject to certain exceptions and baskets.

In addition, the Credit Agreement provides for events of default customary for a credit facility of this size and type, including, among others, non-payment of principal and interest when due thereunder, breaches of representations and warranties, noncompliance with covenants, acts of insolvency and change of control (subject to certain limitations and cure periods).

The foregoing description of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Pre-Funded Warrant

As consideration for the transfer of the remaining 50% (€317,533,400.90) of the receivable under the Existing ND Loan, Tether was issued a Pre-Funded Warrant, dated as of June 18, 2026, entitling Tether to purchase up 46,719,910 Rumble Shares at an exercise price of $0.0001 per share (the “Pre-Funded Warrant”), with the number of Rumble Shares representing the quotient of €317,533,400.90 (as converted to USD) divided by $7.88 per share, pursuant to the terms of Sale and Transfer and Amendment and Restatement Agreement. The foregoing description of the Pre-Funded Warrant does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the Pre-Funded Warrant, which was filed as Exhibit 4.1 to Rumble’s Current Report on Form 8-K filed with the SEC on June 17, 2026 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities

As described in Item 1.01 above under “Pre-Funded Warrant”, on June 18, 2026, as consideration for the transfer of 50% of the receivable under the Existing ND Loan, the Company issued the Pre-Funded Warrant to Tether. The Pre-Funded Warrant was issued in a private placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and/or Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the shares of Rumble Class A Common Stock or any other securities of Rumble or Northern Data.

Item 5.03. Amendments to Articles of Incorporation

Rumble amended its Second Amended and Restated Certificate of Incorporation, as amended (the “Pre-Existing Charter”), by filing the following amendment (the “Charter Amendment”) with the Secretary of State of the State of Delaware: the Certificate of Third Amendment, dated as of June 17, 2026 and effective as of the close of business on June 18, 2026, which changes Rumble’s name from “Rumble Inc.” to “RUM Group Inc.”

The foregoing description of the Charter Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Third Amendment of Second Amended and Restated Certificate of Incorporation of Rumble Inc., dated as of June 17, 2026.
10.1	Loan Agreement, dated as of June 18, 2026, by and between Rumble Freedom First Holding Limited and Tether Investments, S.A. de C.V.
4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUM Group Inc.

	By:	/s/ Maurice F. Edelson
	Name:	Maurice F. Edelson
	Title:	General Counsel and Corporate Secretary
Date: June 18, 2026

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